Prospectus Supplement No. 1
to Prospectus dated May 12, 1999

                                                  Filed Pursuant to Rule 424B(3)
                                                  File No. 333-75645


                                 ALKERMES, INC.
                        3,680,508 SHARES OF COMMON STOCK

     This Prospectus Supplement supplements information contained in that certain Prospectus of Alkermes, Inc. (the "Company") dated May 12, 1999 (the "Prospectus") relating to the potential resale from time to time of Common Stock, par value $.01 per share (the "Common Stock") issued upon consummation of the merger between the Company's subsidiary and Advanced Inhalation Research, Inc. This Prospectus Supplement is not complete without, and may not be delivered or utilized except in connection with, the Prospectus, including any amendments or supplements thereto. Capitalized terms used herein but not defined have the meanings assigned to such terms in the Prospectus.

     The following table supplements the information set forth in the Prospectus under the caption "Selling Shareholders" with respect to the Selling Shareholders and the respective number of shares of Common Stock that may be sold by the Selling Shareholders pursuant to this Prospectus, as amended or supplemented:


                                                                         NUMBER OF
                                                                         SHARES OF
                                                                       COMMON STOCK
                                                                       BENEFICIALLY
                                       AS OF JUNE 24, 1999               OWNED AND                     PERCENTAGE OF
                                         SHARES THAT ARE                THAT MAY BE                     OUTSTANDING
                                         NOT SUBJECT TO                SOLD SUBJECT                    COMMON STOCK
              NAME                         RESTRICTION                  TO VESTING                 AS OF JUNE 24, 1999(1)
              ----                         -----------                  ----------                 -------------------
ANCHOR VENTURE TRUST                          1,974                       1,974                            *

JAMES BAILEY                                    986                         986                            *

BANCBOSTON                                   19,732                      19,732                            *
INVESTMENTS, INC.

BANKAMERICA CAPITAL                          29,597                      29,597                            *
CORPORATION

JONAS BRACHFELD                               2,959                       2,959                            *

WILLIAM K. BRYANT                             1,480                       1,480                            *

EDWARD N. GADSBY, JR.                           493                         493                            *

BROWN BROTHERS U/W                            4,933                       4,933                            *
GEORGE P. GARDNER

GEORGE LUCAS (GI.                             9,866                       9,866                            *
INVESTMENTS)



                                                                         NUMBER OF
                                                                         SHARES OF
                                                                       COMMON STOCK
                                                                       BENEFICIALLY
                                       AS OF JUNE 24, 1999               OWNED AND                     PERCENTAGE OF
                                         SHARES THAT ARE                THAT MAY BE                     OUTSTANDING
                                         NOT SUBJECT TO                SOLD SUBJECT                    COMMON STOCK
              NAME                         RESTRICTION                  TO VESTING                 AS OF JUNE 24, 1999(1)
              ----                         -----------                  ----------                 -------------------
RIHT TRUSTEE FOR                              4,933                       4,933                            *
MARGARET H. GODDARD

GUARANTEE & TRUST FBO                           493                         493                            *
SAUL B. GOODMAN IRA

ADALINE HAVEMEYER                               741                         741                            *
RAND TRUST FBO RS.
PERKINS

ADALINE HAVEMEYER                               741                         741                            *
RAND TRUST FBO T.H.
PERKINS

ADALINE HAVEMEYER                               741                         741                            *
RAND TRUST FBO S.H.
PERKINS

ADALINE HAVEMEYER                               741                         741                            *
RAND TRUST FBO J.S.
PERKINS

R.K. HOPKINS                                    741                         741                            *

PETER JOERS II                                  165                         165                            *

MITCHELL KAPOR                                7,893                       7,893                            *

RICHARD A. KNOBELMAN                            493                         493                            *

ERIC LAGEMANN FBO                               986                         986                            *
KAREN L. BACON

ERIC LAGEMANN FBO                               986                         986                            *
DEREK LAGEMANN

ERIC LAGEMANN FBO                               690                         690                            *
PETER J. LAGEMANN

ERIC LAGEMANN FBO                               493                         493                            *
RAMANA LAGEMANN

TRUSTEES OF THE                              29,597                      29,597                            *
LAWRENCEVILLE SCHOOL

LIFESPAN CORPORATION                         19,732                      19,732                            *

BOSTON SAFE FOR MEAD                         59,194                      59,194                            *
RETIREMENT



                                                                         NUMBER OF
                                                                         SHARES OF
                                                                       COMMON STOCK
                                                                       BENEFICIALLY
                                       AS OF JUNE 24, 1999               OWNED AND                     PERCENTAGE OF
                                         SHARES THAT ARE                THAT MAY BE                     OUTSTANDING
                                         NOT SUBJECT TO                SOLD SUBJECT                    COMMON STOCK
              NAME                         RESTRICTION                  TO VESTING                 AS OF JUNE 24, 1999(1)
              ----                         -----------                  ----------                 -------------------
NEW ENGLAND AQUARIUM                           4,933                       4,933                           *

ONE & CO. (WELCH &                             1,974                       1,974                           *
FORBES)

SEAN M. O'SULLIVAN                             4,933                       4,933                           *
REVOCABLE LIVING TRUST

PA STATE EMPLOYEES'                          147,989                     147,989                           *
RETIREMENT SYSTEM

ELEANOR P. PARKER                              1,974                       1,974                           *
TRUST FBO CAROLINE P.
HUBER

ELEANOR P. PARKER                              1,974                       1,974                           *
TRUST FBO FRANKLIN E.
PARKER

ELEANOR P. PARKER                              1,974                       1,974                           *
TRUST FBO LAURA P. PRICE

FRANKLIN E. PARKER                             1,974                       1,974                           *

MARGARET H. PARKER                             1,974                       1,974                           *

MARGARET P. PARKER                             1,974                       1,974                           *

MARY R. PARKER                                 1,974                       1,974                           *

THE PHOENIX INSURANCE                          1,184                       1,184                           *
COMPANY

POMONA COLLEGE                                49,331                      49,331                           *

ELLEN POSS                                     1,974                       1,974                           *

BENEFIT CAPITAL FOR                           49,331                      49,331                           *
PRUDENTIAL INSURANCE
COMPANY

ROSENKRANZ FAMILY                              2,959                       2,959                           *
TRUST

SAN FRANCISCO                                 78,926                      78,926                           *
EMPLOYEES' RETIREMENT
SYSTEM

BRUCE SILVERSTEIN                                165                         165                           *



                                                                         NUMBER OF
                                                                         SHARES OF
                                                                       COMMON STOCK
                                                                       BENEFICIALLY
                                       AS OF JUNE 24, 1999               OWNED AND                     PERCENTAGE OF
                                         SHARES THAT ARE                THAT MAY BE                     OUTSTANDING
                                         NOT SUBJECT TO                SOLD SUBJECT                    COMMON STOCK
              NAME                         RESTRICTION                  TO VESTING                 AS OF JUNE 24, 1999(1)
              ----                         -----------                  ----------                 -------------------
DAVID SKOK                                       986                         986                           *

LOUISE GROBE SNYDER                            2,467                       2,467                           *

THE TRAVELERS                                  8,683                       8,683                           *
INDEMNITY COMPANY

THE TRAVELERS                                  8,880                       8,880                           *
INSURANCE COMPANY

THE TRAVELERS LIFE AND                           986                         986                           *
ANNUITY COMPANY

TRUST ALVANT VADUZ                             4,933                       4,933                           *
(LIECHTENSTEIN)

BSD & T FOR US WEST                           22,199                      22,199                           *
BENEFIT ASSURANCE
TRUST

BSD & T FOR US WEST                          125,790                     125,790                           *
PENSION TRUST

UNIVERSITY OF VIRGINIA                        29,597                      29,597                           *

WALTON INVESTMENT,                            19,732                      19,732                           *
LLC

CHARLES WATTS                                    165                         165                           *

A & C PST FBO BRION                              239                         239                           *
APPLEGATE

STEPHEN ARNOLD                                 2,815                       2,815                           *

JOEL BEHR                                        239                         239                           *

DAVID M. BEIRNE                                  953                         953                           *

ROBERT L. BIRNBAUM                               953                         953                           *

VAUGHN D. BRYSON                                 953                         953                           *

CRAIG L. BURR'S 1981                             953                         953                           *
CHILDREN'S TRUST

CRAIG L. BURR                                    953                         953                           *


                                                                         NUMBER OF
                                                                         SHARES OF
                                                                       COMMON STOCK
                                                                       BENEFICIALLY
                                       AS OF JUNE 24, 1999               OWNED AND                     PERCENTAGE OF
                                         SHARES THAT ARE                THAT MAY BE                     OUTSTANDING
                                         NOT SUBJECT TO                SOLD SUBJECT                    COMMON STOCK
              NAME                         RESTRICTION                  TO VESTING                 AS OF JUNE 24, 1999(1)
              ----                         -----------                  ----------                 -------------------
DOUGLAS G. CARLSTON                            953                         953                             *

SANFORD R. CLIMAN                            1,192                       1,192                             *

SANFORD R. CLIMAN FBO                          286                         286                             *
JOSEPH TODD CLIMAN

JEAN DELEAGE                                 1,907                       1,907                             *

DELEAGE CHILDRENS                            1,907                       1,907                             *
TRUST

WILLIAM P. EGAN                              1,192                       1,192                             *

WILLIAM P. EGAN 1986                         1,192                       1,192                             *
CHILDRENS TRUST

JONATHAN FLINT                               2,815                       2,815                             *

PETER BARTON HUTT                              239                         239                             *

FRANK A. INGARI                              1,907                       1,907                             *

MITCHELL KAPOR                               7,628                       7,628                             *

ELLEN POSS                                   1,907                       1,907                             *

FRANK KENNY                                    477                         477                             *

MITCHELL E. KERTZMAN                         1,669                       1,669                             *

KINGSLEY PENSION TRUST                         239                         239                             *

DAVID LITWACK                                4,768                       4,768                             *

EILEEN A. MCCARTHY                             449                         449                             *

BRIAN MCNEILL                                  477                         477                             *

ORBIS TRUSTEES JERSEY                          477                         477                             *
LTD FOR FOREST
SETTLEMENT

JAMES G. ROBINSON                              240                         240                             *

ALAN G. SPOON                                  952                         952                             *

GEOFFREY WOOLLEY                               477                         477                             *

DAVID ELLENBOGEN                             2,385                       2,385                             *


                                                                         NUMBER OF
                                                                         SHARES OF
                                                                       COMMON STOCK
                                                                       BENEFICIALLY
                                       AS OF JUNE 24, 1999               OWNED AND                     PERCENTAGE OF
                                         SHARES THAT ARE                THAT MAY BE                     OUTSTANDING
                                         NOT SUBJECT TO                SOLD SUBJECT                    COMMON STOCK
              NAME                         RESTRICTION                  TO VESTING                 AS OF JUNE 24, 1999(1)
              ----                         -----------                  ----------                 -------------------
ALBERT HOLMAN                                  477                         477                             *

MICHAEL I. AND FRANCES                         952                         952                             *
E. PAYNE LIMITED
PARTNER

TOM HERRING                                    477                         477                             *

BRIAN CHEE                                     477                         477                             *

G&H PARTNERS                                 2,060                       2,060                             *

UMB BANK, N.A. FOR                             322                         322                             *
GUNDERSON P/A & 401K
PLAN

RALPH TERKOWITZ                                477                         477                             *

BETH BENSON                                    477                         477                             *

ELLIOT KATZMAN                                 477                         477                             *

JOHN HIRSHTICK                                 239                         239                             *

DAVID ORFAO LIVING                             239                         239                             *
TRUST

JOHN GANNON                                    239                         239                             *

DENNIS AUSIELLO                                239                         239                             *

TERRY MCGUIRE                                2,719                       2,719                             *


---------------

*    Less than 1% of the outstanding Common Stock.


(1)  On June 24,1999, there were 25,086,837 shares of Common Stock outstanding.



             THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JUNE 25, 1999